UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                                February 12, 2004
                Date of Report (Date of earliest event reported)


                               Sonic Foundry, Inc.
             (Exact name of registrant as specified in its chapter)

          Maryland                 1-14007               39-1783372
(State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)          File Number)        Identification No.)

       222 W. Washington Ave, Suite 775
              Madison, WI 53703                         (608) 443-1600
   (Address of principal executive offices)    (Registrant's telephone number)



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Item 9. Regulation FD Disclosure

On February 12, 2004, Sonic Foundry, Inc. reported its first quarter fiscal 2004 financial results. See attached press release at exhibit 99.1.


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                                  EXHIBIT LIST


NUMBER                  DESCRIPTION
------                  -----------

99.1 Press release dated February 12, 2004 regarding the reporting of first quarter fiscal 2004 financial results



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               Sonic Foundry, Inc.
                               -------------------
                                  (Registrant)


            February 12, 2004                   By: /s/ Kenneth A. Minor
                                                   --------------------
                                                   Kenneth A. Minor
                                                   Chief Financial Officer